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                                                                        10(W)(3)

                             SUPPLEMENTAL INDENTURE
                             ----------------------


         Reference is made to that certain Indenture, dated as of February 1, 1999, by and among Oglebay Norton Company, a Delaware corporation ("Original ONC"), the guarantors party thereto and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee (the "Indenture"). Capitalized terms used without definition herein have the meanings given to them in the Indenture.

                                    RECITALS:
                                    ---------

         A. Pursuant to an Agreement and Plan of Merger, dated as of March 3, 1998, by and among Original ONC, Oglebay Norton Holding Company, a Delaware corporation ("Holding Company"), ONCO Investment Company, a Delaware corporation, and Oglebay Norton Merger Company, a Delaware corporation ("Merger Company"), Merger Company will merge (the "Merger") with and into Original ONC, with Original ONC as the surviving corporation;

         B. Immediately after the Merger, Original ONC will become an indirect subsidiary of Holding Company and change its name to "ON Marine Services Company," and Holding Company will change its name to Oglebay Norton Company ("New ONC");

         C. The Indenture permits the Merger only if New ONC enters into this Supplemental Indenture and assumes all of the obligations of Original ONC as the "Company" thereunder;

         D. The Indenture permits the Merger only if Original ONC enters into this Supplemental Indenture and becomes a Guarantor under the Financing Documents;

         NOW, THEREFORE, in consideration of the above premises, Original ONC agrees, for the benefit of the Holders, as follows:

         Effective with the Merger, Original ONC hereby expressly agrees to become a Guarantor under the Financing Documents and Original ONC shall cease to be the "Company" under the Financing Documents.

         The laws of the State of New York shall govern this Supplemental Indenture without giving effect to any conflicts of law principles thereof.



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         IN WITNESS WHEREOF, the undersigned has caused this Assumption
Agreement to be duly executed, all as of March 5, 1999.

                                    OGLEBAY NORTON COMPANY,
                                    a Delaware corporation, to be renamed
                                    ON MARINE SERVICES COMPANY

                                    By: /s/ John N. Lauer
                                       --------------------------------------
                                          Name: John N. Lauer
                                          Title: Chairman, President & CEO

                                    NORWEST BANK MINNESOTA,
                                    NATIONAL ASSOCIATION

                                    By:
                                       --------------------------------------
                                          Name:
                                          Title: